UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2017
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
The information in this Current Report on Form 8-K, including exhibits, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, including exhibits, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as may be expressly set forth by specific reference in such filing.
On May 4, 2017, Forest City Realty Trust, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2017. This press release refers to its supplemental package which is available on its website. The supplemental package and the press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.
Important Additional Information

The directors, director nominees and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies from stockholders in respect of the matters to be considered at the Company’s 2017 Annual Meeting of Stockholders, including the reclassification transaction. Information about the Company’s directors, director nominees, and executive officers, including a description of their direct and indirect interests, is contained in the proxy statement/prospectus, which was filed with the SEC on May 1, 2017, and in the Company’s other filings with the SEC.

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Company’s 2017 Annual Meeting of Stockholders and the reclassification transaction, the Company has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4, containing a proxy statement/prospectus of the Company, which proxy statement/prospectus is being mailed to stockholders on or about May 2, 2017. This document is not a substitute for such registration statement, proxy statement/prospectus or any other documents that the Company may file with the SEC or send to stockholders in connection with the reclassification transaction. Stockholders are urged to read the proxy statement/prospectus and any other relevant documents because they contain important information.

Stockholders can obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the Company, without charge, at the SEC’s website, www.sec.gov, and on the Investor Relations page of the Company’s website at http://ir.forestcity.net/.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit Number		Description
99.1	—	Forest City Realty Trust, Inc. Supplemental Package for the quarter ended March 31, 2017.
99.2	—	Press Release dated May 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	May 4, 2017

EXHIBIT INDEX

Exhibit Number		Description
99.1	—	Forest City Realty Trust, Inc. Supplemental Package for the quarter ended March 31, 2017.
99.2	—	Press Release dated May 4, 2017.